Exhibit 10.1

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is being delivered by the purchaser identified on the signature page to this Agreement (the “Subscriber”) in connection with Subscriber’s investment in the, the s offering (“Offering”) by Canfield Medical Supply, Inc., an Ohio (the “Company”) of a minimum of Five Hundred Thousand Dollars ($500,000) (the “Minimum Offering Amount” and a maximum of Ttwo Million Dollars ($2,000,000) (the “Maximum Offering Amount) (subject to the right of the Company to increase the maximum to $3,000,000 to cover over-allotments) in a private placement offering (the “Offering”) of shares of the common stock of the Company, no par value per share (the “Shares”) at a purchase price of $1.10 per share (the “Purchase Price”). The minimum amount of Shares that may be purchased by the Subscriber is for $25,000 (the "Minimum Investment Amount"), provided that the Company may, in its sole discretion, accept subscriptions for less than the Minimum Investment Amount. The Offering is being conducted pursuant to the terms of the Private Placement Memorandum dated June 19, 2020 as may be amended or supplemented from time to time, including all attachments, schedules, annexes and exhibits there to (the “Memorandum”). Capitalized terms used and not defined herein shall have the same meanings as in the Memorandum. In connection with the Subscriber’s purchase of the Shares, the Company will issue to the Subscriber a warrant (the “Investor Warrant“) to purchase such number of shares of Common Stock equal to 50% of the shares of Common Stock purchased by the Subscriber. A form of the Investor Warrant is attached to the Memorandum as Annex B. For purposes of this Agreement, the term “Securities” shall refer to the Shares, the Investor Warrant and the shares of the Company’s common stock issuable upon exercise of the Investor Warrant.

IMPORTANT INVESTOR NOTICES

NO OFFERING LITERATURE OR ADVERTISEMENT IN ANY FORM MAY BE RELIED UPON IN THE OFFERING OF THESE SECURITIES EXCEPT FOR THE MEMORANDUM, THIS SUBSCRIPTION AGREEMENT AND ANY SUPPLEMENTS HERETO, AND NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS EXCEPT THOSE CONTAINED IN THE MEMRANDUM AND HEREIN.

THIS AGREEMENT IS CONFIDENTIAL AND THE CONTENTS HEREOF MAY NOT BE REPRODUCED, DISTRIBUTED OR DIVULGED BY OR TO ANY PERSONS OTHER THAN THE RECIPIENT OR ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY. EACH PERSON WHO ACCEPTS DELIVERY OF THIS AGREEMENT, ACKNOWLEDGES AND AGREES TO THE FOREGOING RESTRICTIONS.

THIS AGREEMENT DOES NOT PURPORT TO BE ALL-INCLUSIVE OR TO CONTAIN ALL OF THE INFORMATION THAT YOU MAY DESIRE IN EVALUATING THE COMPANY, OR AN INVESTMENT IN THE OFFERING. THIS AGREEMENT DOES NOT CONTAIN ALL OF THE INFORMATION THAT WOULD NORMALLY APPEAR IN A PROSPECTUS FOR AN OFFERING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). YOU MUST CONDUCT AND RELY ON YOUR OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN DECIDING WHETHER TO INVEST IN THE OFFERING.

THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION OF AN OFFER TO ANY PERSON OR IN ANY JURISDICTION WHERE SUCH OFFER OR SOLICITATION IS UNLAWFUL OR NOT AUTHORIZED. EACH PERSON WHO ACCEPTS DELIVERY OF THIS AGREEMENT AGREES TO RETURN IT AND ALL RELATED DOCUMENTS IF SUCH PERSON DOES NOT PURCHASE ANY OF THE SECURITIES DESCRIBED HEREIN.

NEITHER THE DELIVERY OF THIS AGREEMENT AT ANY TIME NOR ANY SALE OF SECURITIES HEREUNDER SHALL IMPLY THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THE COMPANY WILL EXTEND TO EACH PROSPECTIVE SUBSCRIBER (AND TO ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, IF ANY) THE OPPORTUNITY, PRIOR TO ITS PURCHASE OF SECURITIES, TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THE COMPANY CONCERNING THE OFFERING AND TO OBTAIN ADDITIONAL INFORMATION, TO THE EXTENT THE COMPANY POSSESSES THE SAME OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN. ALL SUCH ADDITIONAL INFORMATION SHALL ONLY BE PROVIDED IN WRITING AND IDENTIFIED AS SUCH BY THE COMPANY THROUGH ITS DULY AUTHORIZED OFFICERS AND/OR DIRECTORS ALONE; NO ORAL INFORMATION OR INFORMATION PROVIDED BY ANY BROKER OR THIRD PARTY MAY BE RELIED UPON.

NO REPRESENTATIONS, WARRANTIES OR ASSURANCES OF ANY KIND ARE MADE OR SHOULD BE INFERRED WITH RESPECT TO THE ECONOMIC RETURN, IF ANY, THAT MAY ACCRUE TO AN INVESTOR IN THE COMPANY.

FOR RESIDENTS OF ALL STATES

THIS OFFERING IS BEING MADE SOLELY TO “ACCREDITED INVESTORS,” AS SUCH TERM IS DEFINED IN RULE 501 OF REGULATION D UNDER THE SECURITIES ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND WILL BE OFFERED AND SOLD IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(a)(2) THEREUNDER AND REGULATION D (RULE 506) OF THE SECURITIES ACT AND CORRESPONDING PROVISIONS OF STATE SECURITIES LAWS.

THE SECURITIES OFFERED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PROSPECTIVE SUBSCRIBERS SHOULD NOT CONSTRUE THE CONTENTS OF THIS AGREEMENT AS INVESTMENT, LEGAL, BUSINESS, OR TAX ADVICE. EACH SUBSCRIBER SHOULD CONTACT HIS, HER OR ITS OWN ADVISORS REGARDING THE APPROPRIATENESS OF THIS INVESTMENT AND THE TAX CONSEQUENCES THEREOF, WHICH MAY DIFFER DEPENDING ON A SUBSCRIBER’S PARTICULAR FINANCIAL SITUATION. IN NO EVENT SHOULD THIS AGREEMENT BE DEEMED OR CONSIDERED TO BE TAX ADVICE PROVIDED BY THE COMPANY.

FOR FLORIDA RESIDENTS ONLY

THE SECURITIES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER § 517.061 OF THE FLORIDA SECURITIES ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH SUBSCRIBER TO THE COMPANY, AN AGENT OF THE COMPANY, OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH SUBSCRIBER, WHICHEVER OCCURS LATER.

FOR RESIDENTS OTHER THAN U.S.

THESE SECURITIES MAY BE OFFERED OUTSIDE THE UNITED STATES BUT ONLY TO INDIVIDUALS OR ENTITIES THAT MEET THE DEFINITION OF AN “ACCREDITED INVESTOR” AS SET FORTH ABOVE AND AS VERIFIED IN THE INVESTOR QUESTIONNAIRE CONTAINED HEREIN TO BE COMPLETED BY ALL INVESTORS U.S. OR NON-U.S.

1.       SUBSCRIPTION AND PURCHASE PRICE

(a)       Subscription. Subject to the conditions set forth in Section 2 hereof, the Subscriber hereby subscribes for and agrees to purchase the number of Shares indicated on the signature page hereof on the terms and conditions described herein.

(b)       Purchase of Shares. The Subscriber understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Shares shall be set at $1.10 per Share for an aggregate purchase price as set forth on the signature page hereof (the “Aggregate Purchase Price”). The Subscriber’s delivery of this Agreement to the Company shall be accompanied by payment for the Shares subscribed for hereunder, payable in United States Dollars, by wire transfer of immediately available funds delivered to the Company. The Subscriber understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, it is entering into a binding agreement.

(c)       Deposit of Funds. The Company will deposit all cash subscriptions directly received into the Escrow Account (as hereinafter defined). Upon the acceptance of subscriptions for the Shares in the Minimum Offering amount, the Company may conduct an initial closing of the Offering and thereafter, may conduct any number of additional closings in its discretion up to the Maximum Offering amount until the Offering is terminated as set forth in the Memorandum. Subscriber hereby authorizes the release of the Aggregate Purchase Price by the Escrow Agent (as hereinafter defined) to the Company upon the receipt of the Minimum Offering Amount and acceptance of the Subscriber’s subscription by the Company and after receipt of the Minimum Offering Amount, upon the Company’s acceptance of Subscriber’s subscription.

(d)       Subscription Procedures. In order to purchase Shares, Subscriber shall: (i) deliver via e-mail to the Company at dean@splashbeveragegroup.com one completed and duly executed copy of this Agreement, and (ii) for US investors, one completed and duly executed Accredited Investor Questionnaire in the form attached hereto as Exhibit A, along with the Rule 506 Disqualifying Event Questionnaire if the Subscriber is one of the persons set forth on the cover page to the 506 Disqualifying Questionnaire; and (iii) deposit into the bank account (the “Escrow Account” maintained by Sichenzia Ross Ference LLP (the “Escrow Agent”) for this offering) payment for the Shares in an amount equal to the Aggregate Purchase Price by certified or bank check covering immediately available funds or through wire transmission, which Escrow Account is identified on Exhibit B, or otherwise provided upon request. Execution and delivery of this Agreement shall constitute an irrevocable subscription for that aggregate principal amount of Shares set forth on the signature page hereto. Receipt of funds wired into the Escrow Account or the deposit of checks into the Escrow Account will not constitute acceptance of this Agreement by the Company. The Shares subscribed for will not be deemed to be issued to, or owned by, Subscriber until the Company has executed this Agreement. The Aggregate Purchase Price tendered by Subscriber will be held by the Escrow Agent pending acceptance or rejection of this Agreement by the Company and the closing of Subscriber’s purchase of Shares. This Agreement will either be accepted by the Company, in whole or in part, in its sole discretion, or rejected by the Company. If this Agreement is accepted only in part, Subscriber agrees to purchase such smaller amount of Shares as the Company determines to sell to Subscriber. If this Agreement is rejected for any reason, this Agreement and all funds or other consideration tendered herewith will be promptly returned to Subscriber, without interest or deduction of any kind, and this Agreement will be void and of no further force or effect. Until the Company elects to accept or reject this Agreement, the Subscriber’s subscription is revocable.

2.       Acceptance, Offering Term and Closing Procedures

(a)       Acceptance. Subject to full, faithful and punctual performance and discharge by the Company of all of its duties, obligations and responsibilities as set forth in this Agreement, the Investor Warrant and any other agreement entered into between the Subscriber and the Company relating to this subscription (collectively, the "Transaction Documents") to be performed or discharged on or prior to the Closing in which such Subscriber participates, the Subscriber shall be legally bound to purchase the Shares pursuant to the terms and conditions set forth in this Agreement. For the avoidance of doubt, upon the occurrence of the failure by the Company to fully, faithfully and punctually perform and discharge any of its duties, obligations and responsibilities as set forth in any of the Transaction Documents, which shall have been performed or otherwise discharged prior to the Closing (as defined below), the Subscriber may, on or prior to the Closing, at its sole and absolute discretion, elect not to purchase the Shares and provide instructions to the Company to receive the full and immediate refund of the Aggregate Purchase Price. The Offering shall commence on June 19, 2020 and will terminated upon the earlier of the date upon which subscriptions for the Maximum Offering Amount have been accepted; October 30, 2020 ( subject to the right of the Company to extend the offering until November 30, 2020 without further notice to investors), except that if the Maximum Offering Amount is sold and the Company elects to sell an additional $1,000,000 of Shares, the Offering may continue to a date no later than January 30, 2021 unless the Offering is terminated sooner by the Company in its sole discretion (the “Termination Date).

(b)       Closing. The closing of the purchase and sale of the Shares hereunder (the “Closing”) shall take place at such time and place as determined by the Company and may take place in one of more closings. Closings shall take place on a Business Day promptly following the satisfaction of the conditions set forth in Section 6 below, as determined by the Company (the “Closing Date”). “Business Day” shall mean from the hours of 9:00 a.m. (Eastern Time) through 5:00 p.m. (Eastern Time) of a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to be closed. The initial closing shall be referred to as the “Initial Closing”. The date of the Initial Closing is sometimes referred to as the “Initial Closing Date.” The Initial Closing shall not occur until the Company has received commitments for the sale of Shares hereunder in the Minimum Offering Amount. Subsequent closings (each a “Subsequent Closing”) will be held until the earlier to occur of: (i) the date on which the Maximum Offering Amount has been subscribed for and (ii) the Termination Date. Officers, directors and affiliates of the Company and the placement agent, if any, may purchase Shares in the Offering.

(c)       Following Acceptance or Rejection. The Subscriber acknowledges and agrees that this Agreement and any other documents delivered in connection herewith will be held by the Company. Prior to the Company’s execution, in the event that this Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, the Aggregate Purchase Price received (without interest thereon) will be returned to the Subscriber at the address of the Subscriber as set forth in this Agreement. If this Agreement is accepted by the Company, the Company is entitled to treat the Aggregate Purchase Price received as an interest free loan to the Company until such time as the Subscription is accepted.

(d)       Extraordinary Events Regarding Common Stock. If prior to the date the Subscriptions are accepted by the Company, in the event that the Company shall (a) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein. The number of Shares that the Subscriber shall thereafter be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section) be issuable on such conversion or exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section) be in effect, and (b) the denominator is the Purchase Price then in effect.

(e)       Certificate as to Adjustments. In each case of any adjustment or readjustment in the Shares, the Company, at its expense, will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms hereof and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company will forthwith mail a copy of each such certificate to the Subscriber.

(f) Certificates and Investor Warrant. Certificates representing the Shares purchased by the Subscriber pursuant to this Agreement as well as the Investor Warrant will be prepared for delivery to the Subscriber within 15 business days following the Closing at which such purchase takes place. The Subscriber hereby authorizes and directs the Company to deliver the certificates representing the Securities purchased by the Subscriber pursuant to this Agreement directly to the Subscriber’s residential or business address indicated on the signature page hereto.

3.       THE SUBSCRIBER’s Representations, Warranties AND cOVENANTS

Each Subscriber, severally and not jointly, hereby acknowledges, agrees with and represents, warrants and covenants to the Company, as follows:

(a)       The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Subscriber, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b)       The Subscriber acknowledges its understanding that the Offering and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the Subscriber represents and warrants to the Company and its affiliates as follows:

(i)       The Subscriber realizes that the basis for the exemption from registration may not be available if, notwithstanding the Subscriber’s representations contained herein, the Subscriber is merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intention.

(ii)       The Subscriber realizes that the basis for exemption would not be available if the Offering is part of a plan or scheme to evade registration provisions of the Securities Act or any applicable state or federal securities laws, except sales pursuant to a registration statement or sales that are exempted under the Securities Act.

(iii)       The Subscriber is acquiring the Securities solely for the Subscriber’s own beneficial account, for investment purposes, and not with a view towards, or resale in connection with, any distribution of the Securities.

(iv)       The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to an investment in the Company.

(v)       The Subscriber and the Subscriber’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Securities. If other than an individual, the Subscriber also represents it has not been organized solely for the purpose of acquiring the Securities.

(vi)       The Subscriber (together with its Advisors, if any) has received all documents requested by the Subscriber, if any, and has carefully reviewed them and understands the information contained therein, prior to the execution of this Agreement.

(c)       The Subscriber is not relying on the Company or any of its employees, agents, sub-agents or advisors with respect to the legal, tax, economic and related considerations involved in this investment. The Subscriber has relied on the advice of, or has consulted with, only its Advisors. Each Advisor, if any, has disclosed to the Subscriber in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Company or any affiliate or sub-agent thereof.

(d)       The Subscriber has carefully considered the potential risks relating to the Company and a purchase of the Securities, and fully understands that the Securities are a speculative investment that involves a high degree of risk of loss of the Subscriber’s entire investment.

(e)       The Subscriber will not sell or otherwise transfer any Securities without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the Subscriber is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Subscriber also understands that the Company is under no obligation to register the Securities on behalf of the Subscriber or to assist the Subscriber in complying with any exemption from registration under the Securities Act or applicable state securities laws. The Subscriber understands that any sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Agreement.

(f)       No oral or written representations or warranties have been made, or information furnished, to the Subscriber or its Advisors, if any, by the Company or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries in connection with the Offering, other than any representations of the Company contained herein, and in subscribing for the Shares the Subscriber is not relying upon any representations other than those contained herein.

(g)       The Subscriber’s overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber’s net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

(h)       The Subscriber understands and agrees that the certificates for the Securities shall bear substantially the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

(i)       Neither the SEC nor any state securities commission has approved the Securities or passed upon or endorsed the merits of the Offering. There is no government or other insurance covering any of the Securities.

(j)       The Subscriber and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Subscriber and its Advisors, if any.

(k)                Subscriber has carefully read the Memorandum, this Subscription Agreement and the exhibits attached hereto and the Memorandum, including, without limitation, the risks set forth under the heading “Risk Factors,” the Investor Warrant and this Agreement (collectively, the “Offering Materials”). In making the decision to invest in the Securities, Subscriber has relied upon the information provided by the Company in the Offering Materials. Subscriber has been advised to discuss with his, her, or its counsel the representations, warranties and agreements which Subscriber is making by signing this Subscription Agreement, the applicable limitations upon Subscriber's resale of the Securities, and the investment, tax and legal consequences of this Subscription Agreement. No oral or written representations have been made and no oral or written information has been furnished to the Subscriber or his advisor(s) in connection herewith that were in any way inconsistent with the information set forth in the Offering Materials and Subscriber disclaims reliance on any statements made or information provided by the Company, the Selling Agent(s) or any of their respective employees, counsel or agents or any other person or entity in the course of Subscriber’s consideration of an investment in the Securities other than those set forth in the Offering Materials.

(l) Unless otherwise indicated on a separate sheet of paper that details any such affiliation submitted by Subscriber to the Company along with this completed Subscription Agreement, Subscriber is not affiliated directly or indirectly with a member broker-dealer firm of the Financial Industry Regulatory Authority (“FINRA”) as an employee, officer, director, partner or shareholder or as a relative or member of the same household of an employee, director, partner or shareholder of a FINRA member broker-dealer firm.

(m)              The Subscriber hereby acknowledges that the Company makes filings with the Commission and the Subscriber represents and warrants that the Subscriber has carefully reviewed the Company’s filings with the Commissioning including the Company’s 10-K for the year ended December 31, 2019, the Company’s current reports on Form 8-K (as well as any amendments to such Current Reports) filed with the Commission since December 31, 2019 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, filed with the Commission on May 13, 2020 (as well as the amendments to this 10-Q). The Subscriber acknowledges that all documents filed by the Company pursuant to the Exchange Act after the date of the Memorandum and prior to the termination of the Offering will be deemed to be incorporated by reference into the Memorandum and to be a part of the Memorandum from the date of filing. Any statement contained in the Memorandum (including this Agreement) or in a document incorporated or deemed to be incorporated by reference in the Memorandum will be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference to the Memorandum modifies or supersedes such statement. Any such statement so modified or superseded will not be deemed, except as modified or superseded, to constitute a part of the Memorandum.

(n)             The Subscriber acknowledges that the Company intends to use the proceeds of the Offering for working capital and general corporate purposes. The Subscriber further acknowledges that the Company will have broad discretion in the use of net proceeds of the Offering.

(o)             The Subscriber acknowledges that officers, directors, employees, agents and affiliates of the Company may also purchase Securities on the same terms as the Subscriber.

(p)             The Subscriber represents and warrants to the Company that prior to the purchase of the Shares it has not entered into or effected any “short sales” of any shares of Common Stock of the Company or any hedging transaction which establishes a net short position with respect to the shares of Common Stock of the Company, and (ii) covenants to the Company that for a period of twelve months from the sale of the Shares it will not enter into or effect, any “short sales” of any shares of Common Stock of the Company or any hedging transaction which establishes a net short position with respect to the shares of Common Stock of the Company.

(q)             The Subscriber acknowledges that any estimates or forward-looking statements or projections furnished by the Company to the Subscriber were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(r)        The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber’s principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity. Furthermore, the Subscriber represents and warrants that: (i) the Subscriber was contacted regarding the sale of the Securities by the Company (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) no Securities were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising; or (C) observe any website or filing of the Company with the SEC in which any offering of securities by the Company was described and as a result learned of any offering of securities by the Company.

(s)       The Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

(t)       The Subscriber is not relying on the Company or any of its employees, agents, or advisors with respect to the legal, tax, economic and related considerations of an investment in the Securities, and the Subscriber has relied on the advice of, or has consulted with, only its own Advisors.

(u)        The Subscriber acknowledges that any estimates or forward-looking statements or projections furnished by the Company to the Subscriber were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(v)       No oral or written representations have been made, or oral or written information furnished, to the Subscriber or its Advisors, if any, in connection with the Offering that are in any way inconsistent with the information contained herein.

(w)       (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber or Plan fiduciary (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company and any of its affiliates; (iii) is qualified to make such investment decision; and (iv) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(x)       This Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

(y)       The Subscriber is an “Accredited Investor” as defined in Rule 501(a) under the Securities Act.

(z)       The Subscriber, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the Offering, and has so evaluated the merits and risks of such investment. The Subscriber has not authorized any person or entity to act as its Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act) in connection with the Offering. The Subscriber is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(aa) The Subscriber acknowledges that there is limited trading market for the Shares and no trading market for the Warrants. The Company does not anticipate that a market for the Warrants will ever develop. Further an active trading market for the Company’s common stock s may never develop or, if developed, many not be maintained. The Subscriber will likely be unable to sell their securities unless a market can be established or maintained.

(bb) The Subscriber acknowledges that the Company may require additional funds to respond to business challenges or opportunities and expects to engage in equity or debt financings in the near future to secure additional funds, although there cannot be any assurance that such funds will be available to the Company. In addition, the Company does not expect that its existing capital resources and net proceeds from this offering will be sufficient to enable us to fund our operations and we will need to raise additional capital to fund our operations.

(cc)             Subscriber acknowledges that the Company has given such Investor access to the corporate records of the Company and to all information in its possession relating to the Company, has made its officers and representatives available for interview by such Investor, and has furnished such Investor with all documents and other information required for such Investor to make an informed decision with respect to the purchase of the Securities.

(dd)            Subscriber acknowledges that the Company’s counsel has prepared this Agreement at the direction of the Company’s board of directors and that the Subscriber has received no representation from the Company’s counsel about the personal tax or other consequences of a purchase of the Securities as contemplated in this Agreement. Such Subscriber has relied on the Investor’s own legal and tax counsel to the extent such Investor deems necessary as to all matters and questions concerning the purchase of the Securities and has not relied on any opinion of the Company, its counsel, or accountants. Furthermore, such Subscriber has obtained, to the extent the Investor deems necessary, the Subscriber’s own professional advice with respect to the risks involved with the purchase of the Securities, and the suitability of the investment in the Securities in light of the Subscriber’s financial condition and investment needs.

4.       THE COMPANY’S Representations, Warranties and Covenants

The Company hereby acknowledges, agrees with and represents, warrants and covenants to each Subscriber, as follows:

(a)                Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. This Agreement has been, and the other Transaction Documents will be, prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

(b)                Issuance of Securities. The issuance of the Securities are duly authorized, and upon issuance in accordance with the applicable Transaction Documents, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the representations and warranties of the Subscribers in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act.

(c)                Consents. The Company is not required to obtain any consent from authorization or order of, or make any filing or registration with (other than (i) the filing with the SEC of a Form D under Regulation D of the Securities Act and (ii) any action necessary in order to qualify the Securities, and any other filings as may be required by any state securities agencies or “Blue Sky” laws of the states of the United States) any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under, or contemplated by, the Transaction Documents, in each case, in accordance with the terms hereof or thereof. As used herein, Person means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind

(d)               No General Solicitation. Neither the Company, nor its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. No Integrated Offering. The Company has not directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation.

5. OTHER AGREEMENTS OF THE PARTIES

(a)       Form D and Blue Sky. The Company shall file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Subscriber promptly after such filing. The availability of the filed Form D on EDGAR shall satisfy the foregoing delivery requirement. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Subscribers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Subscribers on or prior to the Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable federal, foreign, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities

(b) Indemnification. The undersigned agrees to indemnify and hold harmless the Company and any other finder or selling agent assisting in the sale of nits and their respective officers and directors, employees and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the undersigned, or the undersigned’s breach of, or failure to comply with, any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to the Company, its officers and directors, employees and its affiliates and each other person, if any, who controls any of the foregoing in connection with this transaction.

6.       CONDITIONS TO ACCEPTANCE OF SUBSCRIPTION

a)                  The Closing of the sale of the Shares is conditioned upon satisfaction of the following conditions precedent on or before the Closing Date:

b)                  As of the Closing, no legal action, suit or proceeding shall be pending against the Company that seeks to restrain or prohibit the transactions contemplated by this Agreement.

c)                  The representations and warranties of the Company and the Subscribers contained in this Agreement shall have been true and correct in all material respects on the date of this Agreement (except whether such representations are qualified by material or material adverse effect, which shall be true and correct in all respects) and shall be true and correct as of the Closing as if made on the Closing Date and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company in connection with the consummation of the transactions contemplated by the Transaction Documents at or prior to the Closing Date.

7.       MISCELLANEOUS PROVISIONS

(a)       Each of the parties hereto shall be responsible to pay the costs and expenses of its own legal counsel in connection with the preparation and review of this Agreement and related documentation.

(b)       Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(c)       The representations, warranties and agreement of the Subscriber and the Company made in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Securities.

(d)       Any party may send any notice, request, demand, claim or other communication hereunder to the Subscriber at the address set forth on the signature page of this Agreement or to the Company at its primary office (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(e)       Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(f)       This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

(g)       The Company and each Subscriber hereby agree that any dispute that may arise between them arising out of or in connection with this Agreement and any other agreement entered into in connection with the Purchase of the Shares including the Investor Warrant shall be adjudicated before a court located in the City of New York, Borough of Manhattan, and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of New York located in the City of New York, Borough of Manhattan with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, postage prepaid, in care of the address set forth herein or such other address as either party shall furnish in writing to the other.

(h)       WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(i)       This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the Subscriber, , has executed this Agreement on the ____ day of _____, 2020.

x $1.10 for per Share =
Number of Shares of Common Stock subscribed for __________________________ Number of Warrant Shares (50% x number of shares of Common Stock subscribed for)		Aggregate Purchase Price

Manner in which Title is to be held (Please Check One):

1.	___	Individual	7.	___	Trust/Estate/Pension or Profit sharing Plan Date Opened:______________
2.	___	Joint Tenants with Right of Survivorship	8.	___	As a Custodian for ________________________________ Under the Uniform Gift to Minors Act of the State of ________________________________
3.	___	Community Property	9.	___	Married with Separate Property
4.	___	Tenants in Common	10.	___	Keogh
5.	___	Corporation/Partnership/ Limited Liability Company	11.	___	Tenants by the Entirety
6.	___	IRA

ALTERNATIVE DISTRIBUTION INFORMATION

To direct distribution to a party other than the registered owner, complete the information below. YOU MUST COMPLETE THIS SECTION IF THIS IS AN IRA INVESTMENT.

Name of Firm (Bank, Brokerage, Custodian):

Account Name:

Account Number:

Representative Name:

Representative Phone Number:

Address:

City, State, Zip:

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
INDIVIDUAL SUBSCRIBERS MUST COMPLETE THIS PAGE.
SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE THE NEXT PAGE.

EXECUTION BY NATURAL PERSONS

_____________________________________________________________________________ Exact Name in Which Title is to be Held
_________________________________ Name (Please Print)	_________________________________ Name of Additional Purchaser
_________________________________ Residence: Number and Street	_________________________________ Address of Additional Purchaser
_________________________________ City, State and Zip Code	_________________________________ City, State and Zip Code
_________________________________ Social Security Number	_________________________________ Social Security Number
_________________________________ Telephone Number	_________________________________ Telephone Number
_________________________________ Fax Number (if available)	________________________________ Fax Number (if available)
_________________________________ E-Mail (if available)	________________________________ E-Mail (if available)
__________________________________ (Signature)	________________________________ (Signature of Additional Purchaser)
ACCEPTED this ___ day of _________ 2020, on behalf of the Company.
By: _________________________________ Name: Title:

[SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT]

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(Corporation, Partnership, LLC, Trust, Etc.)

_____________________________________________________________________________ Name of Entity (Please Print)
Date of Incorporation or Organization:
State of Principal Office:

Federal Taxpayer Identification Number:

____________________________________________

Office Address

____________________________________________

City, State and Zip Code

____________________________________________

Telephone Number

____________________________________________

Fax Number (if available)

____________________________________________

E-Mail (if available)

By: _________________________________ Name: Title:
[seal] Attest: _________________________________ (If Entity is a Corporation)	_________________________________ _________________________________ Address

ACCEPTED this ____ day of __________ 2020, on behalf of the Company.
By: _________________________________ Name: Title:

[SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT]

EXHIBIT A

INVESTOR QUESTIONNAIRE

Instructions: Check all boxes below which correctly describe you.

☐	You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for and purchase shares of common stock or preferred stock, is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Shares is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Securities is made solely by persons or entities that are accredited investors.
☐	You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.
☐	You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Securities and its underlying securities in excess of $5,000,000.
☐	You are a director or executive officer of the Company.
☐	You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 (excluding residence) at the time of your subscription for and purchase of the Securities.
☐	You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.
☐	You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities and whose subscription for and purchase of the Securities is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.
☐	You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

Check all boxes below which correctly describe you.

With respect to this investment in the Securities, your:

Investment Objectives:  ☐ Aggressive Growth ☐ Speculation

Risk Tolerance:  ☐ Low Risk  ☐ Moderate Risk  ☐ High Risk

Are you associated with a FINRA Member Firm?  o Yes  o No

Your initials (purchaser and co-purchaser, if applicable) are required for each item below:

____   ____  I/We understand that this investment is not guaranteed.

____   ____  I/We are aware that this investment is not liquid.

____   ____  I/We are sophisticated in financial and business affairs and are able to evaluate the risks and merits of an investment in this offering.

____   ____  I/We confirm that this investment is considered “high risk.” (This type of investment is considered high risk due to the inherent risks including lack of liquidity and lack of diversification.  Success or failure of private placements such as this is dependent on the corporate issuer of these securities and is outside the control of the investors. While potential loss is limited to the amount invested, such loss is possible.)

The Subscriber hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased the Securities.

___________________________________
Name of Purchaser [please print]

___________________________________

Signature of Purchaser (Entities please

provide signature of Purchaser’s duly

authorized signatory.)

___________________________________

Name of Signatory (Entities only)

___________________________________

Title of Signatory (Entities only)

___________________________________ Name of Co-Purchaser [please print] ___________________________________ Signature of Co-Purchaser

[SIGNATURE PAGE FOR INVESTOR QUESTIONNAIRE]

This Rule 506 Disqualifying Event Questionnaire must be completed ONLY by the following persons:

•	Canfield Medical Supply, Inc. (the “Company”)
•	Any predecessor of the Company or affiliated[1] Company;
•	Any director, executive officer,[2] other officer participating in the Offering
•	Any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power
•	Any promoter[3] connected with the Company in any capacity at the time of the sale of securities
•	Any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with sales of securities in the Offering (a “compensated solicitor”); and any director, executive officer, other officer participating in the Offering, general partner or managing member of any such compensated solicitor

(1) An affiliate is a person or entity that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, another person or entity.

(2) The term executive officer includes an issuer’s corporate officers, president, manager or managers (if issuer is a limited liability company), officers in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function, and any other person who performs similar policy making functions for the issuer, including executive officers of an affiliate of the issuer if such executive officers perform policy making functions for the issuer.

(3) The term promoter includes:

(i) any person who, acting alone or in conjunction with one or more other persons, directly or indirectly takes initiative in founding and organizing the business or enterprise of an issuer; or

(ii) any person who, in connection with the founding and organizing of the business or enterprise of an issuer, directly or indirectly receives in consideration of services or property, or both services and property, 10 percent or more of any class of securities of the issuer or 10 percent or more of the proceeds from the sale of any class of such securities. However, a person who receives such securities or proceeds either solely as underwriting commissions or solely in consideration of property shall not be deemed a promoter within the meaning of this paragraph if such person does not otherwise take part in founding and organizing the enterprise.

All persons coming within the definition of promoter in paragraph (i) of this definition may be referred to as founders or organizers or by another term provided that such term is reasonably descriptive of those persons' activities with respect to the issuer.

CANFIELD MEDICAL SUPPLY, INC.

Rule 506 Disqualifying Event Questionnaire

Date:    _________________________________

Name:   _________________________________

This Questionnaire is being furnished to you to obtain information in connection with an offering (the “Offering”) of securities by Canfield Medical Supply, Inc. (the “Company”) under Rule 506 of the Securities Act of 1933 (the “Securities Act”). As used in this Rule 506 Disqualifying Event Questionnaire (this “Questionnaire”), “you” also refers to any entity on whose behalf you are responding.

Important Note: Please answer every question. If the Company has completed portions of the Questionnaire on your behalf, please confirm the accuracy of that information. If your answer to a question is “Yes,” please provide a detailed explanation in the corresponding space provided. Unless otherwise stated, your answers should be given as of the date you sign the Questionnaire. Certain questions are necessarily broad in scope. If you have doubts regarding whether something should be included in your response please err on the side of over-inclusion. The Company may have additional questions following your submission of this Questionnaire in connection with the Offering.

Once you have completed the Questionnaire, please sign it to indicate: (i) your consent for the Company to rely upon the information provided in this Questionnaire; (ii) your acknowledgement that the Securities and Exchange Commission (the “SEC”) may require the Company to publicly disclose the information provided in this Questionnaire, and your consent to such public disclosure; (iii) your agreement to promptly notify the Company of any changes in information provided in the Questionnaire occurring after the date you sign the Questionnaire; and (iv) your confirmation that the information contained in the Questionnaire is true and correct, to the best of your knowledge and belief after a reasonable investigation, as of the date you sign the Questionnaire.

THE EXISTENCE AND CONTENTS OF THE QUESTIONNAIRE, AS WELL AS YOUR ANSWERS AND ALL NOTES AND DRAFTS PREPARED BY YOU, ARE CONSIDERED CONFIDENTIAL AND PROPRIETARY BY THE COMPANY AND SHOULD BE TREATED ACCORDINGLY. THE COMPANY MAY DISCLOSE THE CONTENTS OF THIS QUESTIONNAIRE TO THE EXTENT REQUIRED BY APPLICABLE LAW, AS REASONABLY REQUIRED TO ESTABLISH AN EXEMPTION FROM STATE OR FEDERAL REGITRATION REQUIREMENTS FOR THE OFFERING OR AS REQUIRED BY THE SEC.

Name, Address, Telephone Number and Email

Your full name:

(i)     Please provide all previous, assumed or fictitious names or aliases:

Business Address:	Home Address:

Business Telephone: ( )	Home Telephone: ( )
E-Mail Address:

Have you been convicted, at any time within the past ten years, of any felony or misdemeanor:

in connection with the purchase or sale of any security;

involving the making of any false filing with the SEC; or

arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

☐Yes. If yes, please explain: ___________________________________________________________

☐ No.

Are you subject to any order, judgment or decree of any court of competent jurisdiction, entered at any time within the past five years, that restrains or enjoins you from engaging or continuing to engage in any conduct or practice:

in connection with the purchase or sale of any security;

involving the making of any false filing with the SEC; or

arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

☐ Yes. If yes, please explain: ___________________________________________________________

☐ No.

Are you subject to a final order[4] of a state securities commission (or an agency or officer of a state performing like functions), a state authority that supervises or examines banks, savings associations, or credit unions, a state insurance commission (or an agency or officer of a state performing like functions), an appropriate federal banking agency, the Commodity Futures Trading Commission (“CFTC”), or the National Credit Union Administration (“NCUA”)that:

bars you from:

[4] A “final order” is a written directive or declaratory statement issued by a federal or state agency described in Rule 506(d)(1)(iii) under the Securities Act of 1933 under applicable statutory authority that provides for notice and an opportunity for a hearing, which constitutes a final disposition or action by that federal or state agency.

•	association with an entity regulated by such commission, authority, agency or officer;
•	engaging in the business of securities, insurance or banking; or
•	engaging in savings association or credit union activities; or

constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered at any time within the past ten years?

☐Yes. If yes, please explain: ___________________________________________________________

☐ No.

Are you subject to an order of the SEC entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) or section 203(e) or 203(f) of the Investment Advisers Act of 1940 (the “Advisers Act”) that:

•	suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser;
•	places limitations on your activities, functions or operations; or
•	bars you from being associated with any entity or from participating in the offering of any penny stock?

☐ Yes. If yes, please explain: ___________________________________________________________

☐ No.

Are you subject to any order of the SEC, entered at any time within the past five years, that orders you to cease and desist from committing or causing a future violation of:

•	any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c)(1) of the Exchange Act and Section 206(1) of the Advisers Act, or any other rule or regulation thereunder; or
•	Section 5 of the Securities Act?

☐Yes. If yes, please explain: ___________________________________________________________

☐ No.

Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

☐Yes. If yes, please explain: ___________________________________________________________

☐No.

Have you filed (as a registrant or issuer), or were you named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that, at any time within the past five years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or are you the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

☐Yes. If yes, please explain: ___________________________________________________________

☐No.

Are you subject to a United States Postal Service false representation order entered at any time within the past five years, or are you subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

☐ Yes. If yes, please explain: ___________________________________________________________

☐No.

Are you a member of or regulated by any financial industry regulatory organization, including, but not limited to, a state insurance commission (or an agency or officer of a state performing like functions), the CFTC, the NCUA, the Financial Industry Regulatory Authority (FINRA), the Financial Accounting Standards Board (FASB), the Federal Deposit Insurance Company (FDIC), Federal Reserve System or any state bar or professional licensing authority?

☐Yes. If yes, please list all applicable organizations and your corresponding identification, license or registration number for each: __________________________________________________________

☐ No.

[SIGNATURE PAGE FOLLOWS]

If any information furnished by me in this Questionnaire becomes inaccurate, incomplete or otherwise changes, I will promptly advise the Company to that effect and furnish any supplementary information that may be appropriate as a result of any developments, including the passage of time and any new relationships that may develop in the future.

The foregoing answers are correctly and fully stated to the best of my knowledge, information and belief after a reasonable investigation.

__________________________________            ________________________________________

Date Signature

Print Name:______________________________